                                                                  Exhibit 2.2(a)

                           [LETTERHEAD APPEARS HERE]


                                         November 12, 1997


Facsimile Transmission
----------------------

To:  Combination Transaction Participants

Dear Participants:

     In reference to the Clarification of Registration Rights Agreement please
                         ----------------------------------------------
note the following change:

     The first portion of Section 1.7 of the registration Rights Agreement should read as follows (italicized language inserted):

     1.7   Transfer or Assignment of Registration Rights. The rights to cause
           ---------------------------------------------
           the company to register securities granted to a Holder by the company under this Section1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than one half of the Shares held by such Holder on the date hereof (as presently constituted and proportionately adjusted....



     Please sign in the space provided below and fax to me as soon as possible in Dallas at 214-443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


KEM/sc

Agreed and Accepted:

By: /s/ David A. Miller
   -----------------------------------
        David A. Miller

Date: November 12, 1997

                           [LETTERHEAD APPEARS HERE]


                                         November 12, 1997


Facsimile Transmission
----------------------

To:  Combination Transaction Participants

Dear Participants:

     In reference to the Clarification of Registration Rights Agreement please
                         ----------------------------------------------
note the following change:

     The first portion of Section 1.7 of the registration Rights Agreement should read as follows (italicized language inserted):

     1.7   Transfer or Assignment of Registration Rights. The rights to cause
           ---------------------------------------------
           the company to register securities granted to a Holder by the company under this Section1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than one half of the Shares held by such Holder on the date hereof (as presently constituted and proportionately adjusted....



     Please sign in the space provided below and fax to me as soon as possible in Dallas at 214-443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


KEM/sc

Agreed and Accepted:

By: /s/ Giorgio Vozza
   -----------------------------------
        Giorgio Vozza

Date: November 12, 1997

                           [LETTERHEAD APPEARS HERE]


                                         November 12, 1997


Facsimile Transmission
----------------------

To:  Combination Transaction Participants

Dear Participants:

     In reference to the Clarification of Registration Rights Agreement please
                         ----------------------------------------------
note the following change:

     The first portion of Section 1.7 of the registration Rights Agreement should read as follows (italicized language inserted):

     1.7   Transfer or Assignment of Registration Rights. The rights to cause
           ---------------------------------------------
           the company to register securities granted to a Holder by the company under this Section1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than one half of the Shares held by such Holder on the date hereof (as presently constituted and proportionately adjusted....



     Please sign in the space provided below and fax to me as soon as possible in Dallas at 214-443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


KEM/sc

Agreed and Accepted:

By: /s/ Ken Foote
   -----------------------------------
        Ken Foote

Date: November 12, 1997

                           [LETTERHEAD APPEARS HERE]


                                         November 12, 1997


Facsimile Transmission
----------------------

To:  Combination Transaction Participants

Dear Participants:

     In reference to the Clarification of Registration Rights Agreement please
                         ----------------------------------------------
note the following change:

     The first portion of Section 1.7 of the registration Rights Agreement should read as follows (italicized language inserted):

     1.7   Transfer or Assignment of Registration Rights. The rights to cause
           ---------------------------------------------
           the company to register securities granted to a Holder by the company under this Section1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than one half of the Shares held by such Holder on the date hereof (as presently constituted and proportionately adjusted....



     Please sign in the space provided below and fax to me as soon as possible in Dallas at 214-443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


KEM/sc

Agreed and Accepted: SASI Minerals Company

By: /s/ William Casey McManemin
   -----------------------------------
        William Casey McManemin
           Attorney-In-Fact

Date: November 12, 1997

                           [LETTERHEAD APPEARS HERE]


                                         November 12, 1997


Facsimile Transmission
----------------------

To:  Combination Transaction Participants

Dear Participants:

     In reference to the Clarification of Registration Rights Agreement please
                         ----------------------------------------------
note the following change:

     The first portion of Section 1.7 of the registration Rights Agreement should read as follows (italicized language inserted):

     1.7   Transfer or Assignment of Registration Rights. The rights to cause
           ---------------------------------------------
           the company to register securities granted to a Holder by the company under this Section1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than one half of the Shares held by such Holder on the date hereof (as presently constituted and proportionately adjusted....



     Please sign in the space provided below and fax to me as soon as possible in Dallas at 214-443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


KEM/sc

Agreed and Accepted:

By: /s/ L.H. Hardy
   -----------------------------------
        L.H. Hardy

Date: November 12, 1997

                           [LETTERHEAD APPEARS HERE]


                                         November 12, 1997


Facsimile Transmission
----------------------

To:  Combination Transaction Participants

Dear Participants:

     In reference to the Clarification of Registration Rights Agreement please
                         ----------------------------------------------
note the following change:

     The first portion of Section 1.7 of the registration Rights Agreement should read as follows (italicized language inserted):

     1.7   Transfer or Assignment of Registration Rights. The rights to cause
           ---------------------------------------------
           the company to register securities granted to a Holder by the company under this Section1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than one half of the Shares held by such Holder on the date hereof (as presently constituted and proportionately adjusted....



     Please sign in the space provided below and fax to me as soon as possible in Dallas at 214-443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


KEM/sc

Agreed and Accepted:

By: /s/ Dan A. Hughes
   -----------------------------------
        Dan A. Hughes

Date: November 12, 1997

                           [LETTERHEAD APPEARS HERE]


                                         November 12, 1997


Facsimile Transmission
----------------------

To:  Combination Transaction Participants

Dear Participants:

     In reference to the Clarification of Registration Rights Agreement please
                         ----------------------------------------------
note the following change:

     The first portion of Section 1.7 of the registration Rights Agreement should read as follows (italicized language inserted):

     1.7   Transfer or Assignment of Registration Rights. The rights to cause
           ---------------------------------------------
           the company to register securities granted to a Holder by the company under this Section1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than one half of the Shares held by such Holder on the date hereof (as presently constituted and proportionately adjusted....



     Please sign in the space provided below and fax to me as soon as possible in Dallas at 214-443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


KEM/sc

Agreed and Accepted:

By: /s/ Sue Ellen Bell
   -----------------------------------
        Sue Ellen Bell

Date: November 12, 1997

                           [LETTERHEAD APPEARS HERE]


                                         November 12, 1997


Facsimile Transmission
----------------------

To:  Combination Transaction Participants

Dear Participants:

     In reference to the Clarification of Registration Rights Agreement please
                         ----------------------------------------------
note the following change:

     The first portion of Section 1.7 of the registration Rights Agreement should read as follows (italicized language inserted):

     1.7   Transfer or Assignment of Registration Rights. The rights to cause
           ---------------------------------------------
           the company to register securities granted to a Holder by the company under this Section1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than one half of the Shares held by such Holder on the date hereof (as presently constituted and proportionately adjusted....



     Please sign in the space provided below and fax to me as soon as possible in Dallas at 214-443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


KEM/sc

Agreed and Accepted:

By: /s/ Albert F. Stevens/Joanna R. Stephens
   -----------------------------------------
        Albert F. Stevens/Joanna R. Stephens

Date: November 12, 1997

                           [LETTERHEAD APPEARS HERE]


                                         November 12, 1997


Facsimile Transmission
----------------------

To:  Combination Transaction Participants

Dear Participants:

     In reference to the Clarification of Registration Rights Agreement please
                         ----------------------------------------------
note the following change:

     The first portion of Section 1.7 of the registration Rights Agreement should read as follows (italicized language inserted):

     1.7   Transfer or Assignment of Registration Rights. The rights to cause
           ---------------------------------------------
           the company to register securities granted to a Holder by the company under this Section1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than one half of the Shares held by such Holder on the date hereof (as presently constituted and proportionately adjusted....



     Please sign in the space provided below and fax to me as soon as possible in Dallas at 214-443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


KEM/sc

Agreed and Accepted:

By: /s/ Charles F. Knight
   -----------------------------------------
        Charles F. Knight

Date: November 12, 1997

                           [LETTERHEAD APPEARS HERE]


                                         November 12, 1997


Facsimile Transmission
----------------------

To:  Combination Transaction Participants

Dear Participants:

     In reference to the Clarification of Registration Rights Agreement please
                         ----------------------------------------------
note the following change:

     The first portion of Section 1.7 of the registration Rights Agreement should read as follows (italicized language inserted):

     1.7   Transfer or Assignment of Registration Rights. The rights to cause
           ---------------------------------------------
           the company to register securities granted to a Holder by the company under this Section1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than one half of the Shares held by such Holder on the date hereof (as presently constituted and proportionately adjusted....



     Please sign in the space provided below and fax to me as soon as possible in Dallas at 214-443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


KEM/sc

Agreed and Accepted:

By: /s/ G. O. Brueckner
   -----------------------------------------
        G. O. Brueckner

Date: November 12, 1997

                           [LETTERHEAD APPEARS HERE]


                                         November 12, 1997


Facsimile Transmission
----------------------

To:  Combination Transaction Participants

Dear Participants:

     In reference to the Clarification of Registration Rights Agreement please
                         ----------------------------------------------
note the following change:

     The first portion of Section 1.7 of the registration Rights Agreement should read as follows (italicized language inserted):

     1.7   Transfer or Assignment of Registration Rights. The rights to cause
           ---------------------------------------------
           the company to register securities granted to a Holder by the company under this Section1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than one half of the Shares held by such Holder on the date hereof (as presently constituted and proportionately adjusted....



     Please sign in the space provided below and fax to me as soon as possible in Dallas at 214-443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


KEM/sc

Agreed and Accepted:

By: /s/ Tom M. Ostergard
   -----------------------------------------
        Tom M. Ostergard

Date: November 13, 1997

                           [LETTERHEAD APPEARS HERE]


                                         November 12, 1997


Facsimile Transmission
----------------------

To:  Combination Transaction Participants

Dear Participants:

     In reference to the Clarification of Registration Rights Agreement please
                         ----------------------------------------------
note the following change:

     The first portion of Section 1.7 of the registration Rights Agreement should read as follows (italicized language inserted):

     1.7   Transfer or Assignment of Registration Rights. The rights to cause
           ---------------------------------------------
           the company to register securities granted to a Holder by the company under this Section1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than one half of the Shares held by such Holder on the date hereof (as presently constituted and proportionately adjusted....



     Please sign in the space provided below and fax to me as soon as possible in Dallas at 214-443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


KEM/sc

Agreed and Accepted:

By: /s/ C. E. Miller
   -----------------------------------------
        C. E. Miller

Date: November 12, 1997

                           [LETTERHEAD APPEARS HERE]


                                         November 12, 1997


Facsimile Transmission
----------------------

To:  Combination Transaction Participants

Dear Participants:

     In reference to the Clarification of Registration Rights Agreement please
                         ----------------------------------------------
note the following change:

     The first portion of Section 1.7 of the registration Rights Agreement should read as follows (italicized language inserted):

     1.7   Transfer or Assignment of Registration Rights. The rights to cause
           ---------------------------------------------
           the company to register securities granted to a Holder by the company under this Section1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than one half of the Shares held by such Holder on the date hereof (as presently constituted and proportionately adjusted....



     Please sign in the space provided below and fax to me as soon as possible in Dallas at 214-443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


KEM/sc

Agreed and Accepted:

By: /s/ Kelly E. Miller
   -----------------------------------------
        Kelly E. Miller

Date: November 12, 1997

                           [LETTERHEAD APPEARS HERE]


                                         November 12, 1997


Facsimile Transmission
----------------------

To:  Combination Transaction Participants

Dear Participants:

     In reference to the Clarification of Registration Rights Agreement please
                         ----------------------------------------------
note the following change:

     The first portion of Section 1.7 of the registration Rights Agreement should read as follows (italicized language inserted):

     1.7   Transfer or Assignment of Registration Rights. The rights to cause
           ---------------------------------------------
           the company to register securities granted to a Holder by the company under this Section1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than one half of the Shares held by such Holder on the date hereof (as presently constituted and proportionately adjusted....



     Please sign in the space provided below and fax to me as soon as possible in Dallas at 214-443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


KEM/sc

Agreed and Accepted:

By: /s/ Howard Holsman
   -----------------------------------------
        Howard Holsman

Date: November 14, 1997

                           [LETTERHEAD APPEARS HERE]


                                         November 12, 1997


Facsimile Transmission
----------------------

To:  Combination Transaction Participants

Dear Participants:

     In reference to the Clarification of Registration Rights Agreement please
                         ----------------------------------------------
note the following change:

     The first portion of Section 1.7 of the registration Rights Agreement should read as follows (italicized language inserted):

     1.7   Transfer or Assignment of Registration Rights. The rights to cause
           ---------------------------------------------
           the company to register securities granted to a Holder by the company under this Section1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than one half of the Shares held by such Holder on the date hereof (as presently constituted and proportionately adjusted....



     Please sign in the space provided below and fax to me as soon as possible in Dallas at 214-443-1180.


                                         Sincerely,

                                         MILLER OIL CORPORATION


                                         /s/ Kelly E. Miller
                                         Kelly E. Miller
                                         President


KEM/sc

Agreed and Accepted:

By: /s/ Jerry D. Campbell
   -----------------------------------------
        Jerry D. Campbell

Date: November 13, 1997